CONSECO®

Quarterly Financial Supplement - 4Q09

Table of Contents

Conseco, Inc.

Consolidated balance sheet (in millions)	Mar-08	Jun-08	Sep-08	Dec-08	Mar-09	Jun-09	Sep-09	Dec-09
Assets								
Investments:								
Actively managed fixed maturities at fair value	$17,531.1	$17,552.1	$16,641.7	$15,277.0	$15,396.8	$16,876.2	$18,568.0	$18,528.4
Equity securities at fair value	34.4	34.3	34.2	32.4	32.5	32.3	30.7	31.0
Mortgage loans	1,908.1	1,976.3	2,047.3	2,159.4	2,140.5	2,094.1	2,030.8	1,965.5
Policy loans	367.0	364.3	362.0	363.5	361.3	361.9	299.2	295.2
Trading securities	361.2	266.5	280.5	326.5	280.3	258.9	275.8	293.3
Securities lending collateral	387.7	295.9	282.0	393.7	243.9	259.9	207.0	180.0
Other invested assets	86.6	86.6	90.8	95.0	101.6	131.6	192.4	236.8
Total investments	20,676.1	20,576.0	19,738.5	18,647.5	18,556.9	20,014.9	21,603.9	21,530.2
Cash and cash equivalents - unrestricted	505.4	297.7	307.9	894.5	769.6	881.3	532.3	523.4
Cash and cash equivalents - restricted	36.5	21.5	12.0	4.8	4.5	3.7	12.0	3.4
Accrued investment income	304.4	288.4	306.7	298.7	312.5	302.9	317.4	309.0
Value of policies inforce at the Effective Date	1,529.5	1,492.8	1,493.7	1,477.8	1,425.5	1,335.1	1,220.5	1,175.9
Cost of policies produced	1,549.4	1,658.7	1,859.0	1,812.6	1,874.5	1,874.9	1,779.1	1,790.9
Reinsurance receivables	3,432.9	3,366.6	3,303.9	3,284.8	3,155.3	3,049.8	3,444.8	3,559.0
Income tax assets, net	1,732.0	1,532.9	1,772.8	2,047.7	2,068.6	1,607.3	1,057.4	1,124.0
Assets held in separate accounts	25.0	24.6	22.0	18.2	17.0	18.5	19.5	17.3
Other assets	337.1	329.7	326.1	276.7	322.9	345.1	282.1	310.7
Assets of discontinued operations	3,556.6	3,412.6	3,225.1	0.0	0.0	0.0	0.0	0.0
Total assets	$33,684.9	$33,001.5	$32,367.7	$28,763.3	$28,507.3	$29,433.5	$30,269.0	$30,343.8
Liabilities								
Liabilities for insurance products:								
Interest-sensitive products	$13,119.5	$13,105.0	$13,175.6	$13,332.8	$13,215.3	$13,124.1	$13,208.7	$13,219.2
Traditional products	9,638.0	9,713.9	9,841.3	9,828.7	9,864.3	9,913.4	10,006.8	10,063.5
Claims payable and other policyholder funds	926.1	953.2	873.1	1,008.4	987.8	972.4	945.8	994.0
Liabilities related to separate accounts	25.0	24.6	22.0	18.2	17.0	18.5	19.5	17.3
Other liabilities	531.6	478.1	422.8	457.4	506.5	715.9	565.0	610.4
Investment borrowings	848.3	824.2	823.9	767.5	758.3	747.6	714.9	683.9
Securities lending payable	394.0	300.2	290.7	408.8	256.4	267.3	212.7	185.7
Notes payable - direct corporate obligations	1,167.7	1,167.9	1,168.0	1,311.5	1,310.5	1,259.3	1,261.9	1,037.4
Liabilities of discontinued operations	3,080.0	3,038.7	3,034.0	0.0	0.0	0.0	0.0	0.0
Total liabilities	29,730.2	29,605.8	29,651.4	27,133.3	26,916.1	27,018.5	26,935.3	26,811.4
Shareholders' equity								
Common stock	1.9	1.9	1.9	1.9	1.9	1.9	1.9	2.5
Additional paid-in capital	4,098.5	4,101.6	4,104.0	4,104.0	4,105.6	4,108.2	4,110.6	4,408.8
Retained earnings (accumulated deficit)	419.9	(68.6)	(251.9)	(705.2)	(675.8)	(648.2)	(632.8)	(614.6)
Total shareholders' equity before accumulated other comprehensive loss	4,520.3	4,034.9	3,854.0	3,400.7	3,431.7	3,461.9	3,479.7	3,796.7
Accumulated other comprehensive loss	(565.6)	(639.2)	(1,137.7)	(1,770.7)	(1,840.5)	(1,046.9)	(146.0)	(264.3)
Total shareholders' equity	3,954.7	3,395.7	2,716.3	1,630.0	1,591.2	2,415.0	3,333.7	3,532.4
Total liabilities and shareholders' equity	$33,684.9	$33,001.5	$32,367.7	$28,763.3	$28,507.3	$29,433.5	$30,269.0	$30,343.8

	1Q08	2Q08	3Q08	4Q08	1Q09	2Q09	3Q09	4Q09
Book value per share at period-end (1) (2)	$24.48	$21.84	$20.86	$18.41	$18.57	$18.72	$18.82	$15.14
Book value per share assuming conversion of convertible securities (1) (3)	$24.48	$21.84	$20.86	$18.41	$18.57	$18.68	$18.72	$13.35

Conseco, Inc.

Consolidated statement of operations (in millions)	1Q08	2Q08	3Q08	4Q08	2008	1Q09	2Q09	3Q09	4Q09	2009
Revenues										
Insurance policy income	$785.1	$830.0	$821.8	$816.7	$3,253.6	$782.8	$791.3	$772.0	$747.5	$3,093.6
Net investment income (loss):										
General account assets	310.0	311.9	312.8	319.8	1,254.5	308.6	308.0	306.8	308.9	1,232.3
Policyholder and reinsurer accounts and other special-purpose portfolios	(26.0)	(21.6)	(24.3)	(3.8)	(75.7)	(18.0)	9.5	56.0	12.9	60.4
Realized investment gains (losses):										
Net realized investment gains (losses), excluding impairment losses	(4.3)	(4.5)	(43.2)	(48.1)	(100.1)	85.1	20.3	15.4	14.1	134.9
Other-than-temporary impairment losses:										
Total other-than-temporary impairment losses	(41.3)	(26.0)	(50.1)	(44.9)	(162.3)	(108.1)	(53.7)	(162.4)	(60.8)	(385.0)
Other-than-temporary impairment losses recognized in other comprehensive loss	0.0	0.0	0.0	0.0	0.0	16.1	17.1	126.7	29.7	189.6
Net impairment losses recognized	(41.3)	(26.0)	(50.1)	(44.9)	(162.3)	(92.0)	(36.6)	(35.7)	(31.1)	(195.4)
Total realized gains (losses)	(45.6)	(30.5)	(93.3)	(93.0)	(262.4)	(6.9)	(16.3)	(20.3)	(17.0)	(60.5)
Fee revenue and other income	4.0	4.9	4.9	5.9	19.7	3.0	3.1	4.1	5.4	15.6
Total revenues	1,027.5	1,094.7	1,021.9	1,045.6	4,189.7	1,069.5	1,095.6	1,118.6	1,057.7	4,341.4
Benefits and expenses										
Insurance policy benefits	767.7	815.9	797.0	831.9	3,212.5	753.5	781.1	782.7	749.4	3,066.7
Interest expense	30.8	25.1	24.6	26.0	106.5	23.2	32.7	31.9	30.1	117.9
Amortization	109.8	101.5	77.6	79.0	367.9	120.8	101.8	113.3	96.8	432.7
(Gain) loss on extinguishment or modification of debt	0.0	0.0	0.0	(21.2)	(21.2)	9.5	0.0	0.0	12.7	22.2
Other operating costs and expenses	131.1	136.1	117.0	136.1	520.3	120.3	130.4	126.6	151.0	528.3
Total benefits and expenses	1,039.4	1,078.6	1,016.2	1,051.8	4,186.0	1,027.3	1,046.0	1,054.5	1,040.0	4,167.8
Income (loss) before income taxes and discontinued operations	(11.9)	16.1	5.7	(6.2)	3.7	42.2	49.6	64.1	17.7	173.6
Income tax expense (benefit) on period income	(4.2)	8.3	1.6	3.7	9.4	15.3	17.4	22.0	5.4	60.1
Valuation allowance for deferred tax assets	0.0	298.0	30.0	75.9	403.9	2.4	4.6	26.7	(5.9)	27.8
Income (loss) before discontinued operations	(7.7)	(290.2)	(25.9)	(85.8)	(409.6)	24.5	27.6	15.4	18.2	85.7
Discontinued operations, net of income taxes	0.5	(198.3)	(157.4)	(367.5)	(722.7)	0.0	0.0	0.0	0.0	0.0
Net income (loss)	($7.2)	($488.5)	($183.3)	($453.3)	($1,132.3)	$24.5	$27.6	$15.4	$18.2	$85.7

Conseco, Inc.

Earnings per share analysis ($ in millions, except per share amounts)	1Q08	2Q08	3Q08	4Q08	2008	1Q09	2Q09	3Q09	4Q09	2009
Income (loss) before net realized investment losses, net of related amortization and income taxes:										
Bankers Life	$29.1	$34.6	$67.8	$40.0	$171.5	$44.7	$63.3	$85.4	$84.6	$278.0
Colonial Penn	3.7	8.3	6.5	6.7	25.2	5.1	11.0	7.4	5.9	29.4
Conseco Insurance Group	23.3	32.3	34.2	31.5	121.3	31.2	21.2	21.6	(6.7)	67.3
Corporate operations:										
Interest expense on debt	(18.5)	(16.1)	(15.8)	(17.5)	(67.9)	(13.7)	(23.9)	(24.0)	(23.1)	(84.7)
Gain (loss) on extinguishment or modification of debt	0.0	0.0	0.0	21.2	21.2	(9.5)	0.0	0.0	(12.7)	(22.2)
Other corporate expenses, net	(6.7)	(16.2)	(3.7)	(0.1)	(26.7)	(8.7)	(8.8)	(7.4)	(12.8)	(37.7)
Net realized investment losses, net of related amortization	(42.8)	(26.8)	(83.3)	(88.0)	(240.9)	(6.9)	(13.2)	(18.9)	(17.5)	(56.5)
Income (loss) before taxes and discontinued operations	(11.9)	16.1	5.7	(6.2)	3.7	42.2	49.6	64.1	17.7	173.6
Taxes	(4.2)	8.3	1.6	3.7	9.4	15.3	17.4	22.0	5.4	60.1
Valuation allowance for deferred tax assets	0.0	298.0	30.0	75.9	403.9	2.4	4.6	26.7	(5.9)	27.8
Income (loss) before discontinued operations	(7.7)	(290.2)	(25.9)	(85.8)	(409.6)	24.5	27.6	15.4	18.2	85.7
Discontinued operations, net of income taxes	0.5	(198.3)	(157.4)	(367.5)	(722.7)	0.0	0.0	0.0	0.0	0.0
Net income (loss)	($7.2)	($488.5)	($183.3)	($453.3)	($1,132.3)	$24.5	$27.6	$15.4	$18.2	$85.7
Diluted earnings (loss) per share	($0.04)	($2.65)	($0.99)	($2.45)	($6.13)	$0.13	$0.15	$0.08	$0.09	$0.45
Net realized investment losses, net of related amortization and taxes, per share	($0.15)	($0.09)	($0.45)	($0.48)	($1.18)	($0.04)	($0.07)	($0.10)	($0.01)	($0.21)
Valuation allowance for deferred tax assets	$0.00	($1.61)	$0.00	($0.24)	($1.86)	$0.00	$0.00	($0.11)	($0.01)	($0.12)
Gain (loss) on extinguishment or modification of debt	$0.00	$0.00	$0.00	$0.08	$0.08	($0.03)	$0.00	$0.00	($0.04)	($0.08)
Discontinued operations	$0.00	($1.08)	($0.85)	($1.99)	($3.91)	$0.00	$0.00	$0.00	$0.00	$0.00
Diluted earnings per share, excluding net realized investment losses, valuation allowance for deferred tax assets, gain (loss) on extinguishment or modification of debt and discontinued operations	$0.11	$0.13	$0.31	$0.18	$0.74	$0.20	$0.22	$0.29	$0.15	$0.86

Conseco, Inc. **Computation of weighted average shares outstanding** (000s)	1Q08	2Q08	3Q08	4Q08	2008	1Q09	2Q09	3Q09	4Q09	2009
Basic										
Shares outstanding, beginning of period	184,652.0	184,655.5	184,725.9	184,725.9	184,652.0	184,753.8	184,758.8	184,886.2	184,886.2	184,753.8
Weighted average shares issued during the period:										
Shares issued under equity offerings	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	14,115.2	3,528.8
Shares issued under stock option and restricted stock plans	1.4	29.5	0.0	36.5	57.3	0.3	60.8	0.0	0.0	82.7
Shares withheld for the payment of the exercise price of stock options and taxes	(0.4)	(0.6)	0.0	(10.7)	(5.5)	0.0	0.0	0.0	0.0	0.0
Weighted average basic shares outstanding during the period	184,653.0	184,684.4	184,725.9	184,751.7	184,703.8	184,754.1	184,819.6	184,886.2	199,001.4	188,365.3
Basic shares outstanding, end of period	184,655.5	184,725.9	184,725.9	184,753.8	184,753.8	184,758.8	184,886.2	184,886.2	250,786.2	250,786.2
Diluted										
Weighted average basic shares outstanding	184,653.0	184,684.4	184,725.9	184,751.7	184,703.8	184,754.1	184,819.6	184,886.2	199,001.4	188,365.3
Common stock equivalent shares related to:										
Convertible debentures	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	17,122.1	4,280.5
Stock option and restricted stock plans	0.0	0.0	0.0	0.0	0.0	2.1	409.3	959.6	1,404.7	693.9
Weighted average diluted shares outstanding during the period	184,653.0	184,684.4	184,725.9	184,751.7	184,703.8	184,756.2	185,228.9	185,845.8	217,528.2	193,339.7
Diluted shares outstanding, end of period	184,681.2	184,792.3	184,761.1	184,755.7	184,755.7	184,760.9	185,295.5	185,845.8	284,338.0	284,338.0

Conseco, Inc.
Bankers Life

Analysis of income before taxes (in millions)	1Q08	2Q08	3Q08	4Q08	2008	1Q09	2Q09	3Q09	4Q09	2009
Insurance policy income	$497.0	$543.4	$537.7	$531.8	$2,109.9	$491.5	$497.6	$493.1	$477.0	$1,959.2
Net investment income (loss):										
General account invested assets	149.4	153.5	155.2	159.0	617.1	155.4	160.2	162.2	165.8	643.6
Equity-indexed products	(17.3)	(17.5)	(14.0)	(0.6)	(49.4)	(13.5)	(2.5)	33.6	6.9	24.5
Other special-purpose portfolios	(2.8)	(0.8)	(2.9)	(3.0)	(9.5)	0.3	5.9	3.8	0.0	10.0
Net realized investment losses	(19.3)	(12.1)	(48.4)	(36.9)	(116.7)	(1.9)	(14.9)	(17.9)	3.3	(31.4)
Fee revenue and other income	1.6	2.1	3.1	4.2	11.0	1.4	1.6	2.4	4.8	10.2
Total revenues	608.6	668.6	630.7	654.5	2,562.4	633.2	647.9	677.2	657.8	2,616.1
Insurance policy benefits	434.9	497.2	470.3	477.5	1,879.9	429.6	422.9	412.1	402.9	1,667.5
Amounts added to policyholder account balances:										
Annuity products and interest-sensitive life products other than equity-indexed products	44.2	43.5	43.1	44.9	175.7	45.9	48.2	46.8	42.2	183.1
Equity-indexed products	0.6	(6.3)	3.1	37.4	34.8	(8.3)	16.0	29.1	17.6	54.4
Amortization related to operations	75.0	66.6	53.5	39.7	234.8	75.6	63.1	74.5	54.7	267.9
Amortization related to net realized investment losses	(2.5)	(1.9)	(8.0)	(3.4)	(15.8)	0.5	(1.6)	(1.3)	2.6	0.2
Other operating costs and expenses	44.1	45.1	41.3	51.9	182.4	47.6	49.3	47.2	52.5	196.6
Total benefits and expenses	596.3	644.2	603.3	648.0	2,491.8	590.9	597.9	608.4	572.5	2,369.7
Income before income taxes	$12.3	$24.4	$27.4	$6.5	$70.6	$42.3	$50.0	$68.8	$85.3	$246.4

Supplemental health product underwriting margins (in millions)	1Q08	2Q08	3Q08	4Q08	2008	1Q09	2Q09	3Q09	4Q09	2009
Medicare supplement:										
Earned premium	$161.4	$157.8	$159.9	$159.9	$639.0	$165.3	$165.6	$165.7	$166.4	$663.0
Benefit ratio	64.6%	71.3%	72.5%	74.7%	70.8%	70.2%	68.6%	72.4%	71.7%	70.7%
Underwriting margin (earned premium less policy benefits)	$57.1	$45.4	$43.9	$40.3	$186.7	$49.3	$52.0	$45.8	$47.1	$194.2
PDP and PFFS:										
Earned premium	$118.7	$171.5	$165.6	$153.7	$609.5	$122.6	$118.9	$108.1	$94.7	$444.3
Benefit ratio	93.9%	94.0%	95.1%	100.8%	96.0%	94.4%	94.3%	74.2%	80.9%	86.6%
Underwriting margin (earned premium less policy benefits)	$7.2	$10.2	$8.2	$(1.2)	$24.4	$6.9	$6.7	$27.9	$18.0	$59.5
Long-term care:										
Earned premium	$156.2	$156.3	$156.2	$155.6	$624.3	$150.7	$152.0	$149.9	$151.8	$604.4
Benefit ratio before interest income on reserves	111.6%	114.7%	102.1%	102.2%	107.6%	105.1%	103.2%	108.3%	104.3%	105.2%
Interest-adjusted benefit ratio	79.0%	81.4%	68.1%	67.4%	74.0%	68.6%	66.4%	70.4%	66.4%	67.9%
Underwriting margin (earned premium plus interest income on reserves less policy benefits)	$32.8	$29.1	$49.8	$50.7	$162.4	$47.3	$51.0	$44.5	$50.9	$193.7

Conseco, Inc.
Bankers Life

Average liabilities for insurance products (in millions) (continued)	1Q08	2Q08	3Q08	4Q08	2008	1Q09	2Q09	3Q09	4Q09	2009
Annuities:										
Mortality based	$250.3	$253.2	$254.2	$253.8	$252.9	$252.9	$250.7	$249.3	$250.5	$250.9
Equity-indexed	1,043.6	1,147.1	1,255.8	1,365.7	1,203.0	1,426.4	1,464.4	1,529.5	1,605.2	1,506.3
Deposit based	4,445.9	4,419.8	4,442.8	4,548.8	4,464.3	4,678.2	4,754.7	4,834.1	4,892.5	4,789.9
Health	3,768.1	3,848.8	3,921.2	3,983.8	3,880.5	4,050.4	4,090.0	4,143.3	4,204.9	4,122.1
Life:										
Interest sensitive	380.1	382.8	387.5	393.4	385.9	397.6	399.4	403.6	405.8	401.6
Non-interest sensitive	335.9	351.0	365.7	378.3	357.8	396.5	415.0	432.6	384.5	407.2
Total average liabilities for insurance products, net of reinsurance ceded	$10,223.9	$10,402.7	$10,627.2	$10,923.8	$10,544.4	$11,202.0	$11,374.2	$11,592.4	$11,743.4	$11,478.0

Analysis of income before taxes (in millions)	1Q08	2Q08	3Q08	4Q08	2008	1Q09	2Q09	3Q09	4Q09	2009
Value of policies in force at the effective date										
Balance, beginning of period	$781.6	$761.7	$745.3	$759.6	$781.6	$761.7	$727.6	$656.5	$587.4	$761.7
Amortization related to operations	(36.2)	(29.4)	(16.7)	(19.3)	(101.6)	(31.8)	(26.7)	(19.8)	(18.3)	(96.6)
Amortization related to net realized investment (gains) losses	0.4	0.3	1.0	0.6	2.3	(0.1)	0.1	0.1	(0.1)	0.0
Effect of reinsurance transaction	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	(8.8)	(8.8)
Adjustment related to unrealized (gain) or loss on actively managed fixed maturities	15.9	12.7	30.0	20.8	79.4	(2.2)	(44.5)	(49.4)	9.3	(86.8)
Balance, end of period	$761.7	$745.3	$759.6	$761.7	$761.7	$727.6	$656.5	$587.4	$569.5	$569.5

Cost of policies produced	1Q08	2Q08	3Q08	4Q08	2008	1Q09	2Q09	3Q09	4Q09	2009
Balance, beginning of period	$941.6	$1,025.9	$1,103.9	$1,264.3	$941.6	$1,216.2	$1,259.8	$1,257.6	$1,183.6	$1,216.2
Deferred acquisition expenses	80.5	74.8	85.7	65.2	306.2	76.7	72.4	73.6	70.4	293.1
Amortization related to operations	(38.8)	(37.2)	(36.8)	(20.4)	(133.2)	(43.8)	(36.4)	(54.7)	(36.4)	(171.3)
Amortization related to net realized investment (gains) losses	2.1	1.6	7.0	2.8	13.5	(0.4)	1.5	1.2	(2.5)	(0.2)
Effect of reinsurance transaction	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	(77.5)	(77.5)
Adjustment related to unrealized (gain) or loss on actively managed fixed maturities	40.5	38.8	104.5	(95.7)	88.1	11.1	(39.7)	(94.1)	41.5	(81.2)
Balance, end of period	$1,025.9	$1,103.9	$1,264.3	$1,216.2	$1,216.2	$1,259.8	$1,257.6	$1,183.6	$1,179.1	$1,179.1

Conseco, Inc.
Colonial Penn

Analysis of income before taxes (in millions)	1Q08	2Q08	3Q08	4Q08	2008	1Q09	2Q09	3Q09	4Q09	2009
Insurance policy income	$44.4	$47.5	$46.4	$46.5	$184.8	$47.1	$52.7	$48.4	$47.9	$196.1
Net investment income (loss):										
General account invested assets	9.7	10.1	10.1	10.2	40.1	9.8	9.8	9.5	9.6	38.7
Trading account income related to reinsurer accounts	(0.5)	0.0	0.0	0.0	(0.5)	0.0	0.0	0.0	0.0	0.0
Net realized investment gains (losses)	(0.6)	0.7	(1.5)	(0.2)	(1.6)	0.1	1.1	1.5	1.8	4.5
Fee revenue and other income	0.3	0.5	0.5	0.5	1.8	0.2	0.2	0.2	0.3	0.9
Total revenues	53.3	58.8	55.5	57.0	224.6	57.2	63.8	59.6	59.6	240.2
Insurance policy benefits	35.0	35.5	33.9	33.8	138.2	36.1	36.0	34.7	35.1	141.9
Amounts added to annuity and interest-sensitive life product account balances	0.3	0.3	0.3	0.3	1.2	0.3	0.2	0.3	0.3	1.1
Amortization related to operations	7.4	7.4	9.2	8.0	32.0	8.4	8.0	8.4	8.5	33.3
Other operating costs and expenses	7.5	6.6	7.1	8.4	29.6	7.2	7.5	7.3	8.0	30.0
Total benefits and expenses	50.2	49.8	50.5	50.5	201.0	52.0	51.7	50.7	51.9	206.3
Income (loss) before income taxes	$3.1	$9.0	$5.0	$6.5	$23.6	$5.2	$12.1	$8.9	$7.7	$33.9

Average liabilities for insurance products (in millions)	1Q08	2Q08	3Q08	4Q08	2008	1Q09	2Q09	3Q09	4Q09	2009
Annuities - mortality based	$87.2	$86.5	$85.6	$84.4	$85.9	$83.4	$82.1	$81.0	$80.4	$81.7
Health	21.5	20.9	20.5	20.2	20.7	19.7	19.2	18.8	18.6	19.1
Life:										
Interest sensitive	25.0	25.1	25.0	24.7	25.0	24.1	23.3	23.0	22.4	23.2
Non-interest sensitive	561.4	561.9	562.8	565.4	562.9	568.6	569.1	568.4	572.3	569.6
Total average liabilities for insurance products, net of reinsurance ceded	$695.1	$694.4	$693.9	$694.7	$694.5	$695.8	$693.7	$691.2	$693.7	$693.6

Analysis of income before taxes (in millions)	1Q08	2Q08	3Q08	4Q08	2008	1Q09	2Q09	3Q09	4Q09	2009
Value of policies in force at the effective date										
Balance, beginning of period	$119.4	$115.5	$112.1	$108.7	$119.4	$105.3	$101.6	$98.4	$95.4	$105.3
Amortization related to operations	(3.9)	(3.4)	(3.4)	(3.4)	(14.1)	(3.7)	(3.2)	(3.0)	(3.0)	(12.9)
Balance, end of period	$115.5	$112.1	$108.7	$105.3	$105.3	$101.6	$98.4	$95.4	$92.4	$92.4

Cost of policies produced	1Q08	2Q08	3Q08	4Q08	2008	1Q09	2Q09	3Q09	4Q09	2009
Balance, beginning of period	$130.4	$147.8	$159.7	$169.8	$130.4	$174.8	$183.9	$190.0	$195.8	$174.8
Deferred acquisition expenses	20.9	15.9	15.9	9.6	62.3	13.8	10.9	11.2	9.5	45.4
Amortization related to operations	(3.5)	(4.0)	(5.8)	(4.6)	(17.9)	(4.7)	(4.8)	(5.4)	(5.5)	(20.4)
Balance, end of period	$147.8	$159.7	$169.8	$174.8	$174.8	$183.9	$190.0	$195.8	$199.8	$199.8

Conseco, Inc.
Conseco Insurance Group

Analysis of income (loss) before taxes (in millions)	1Q08	2Q08	3Q08	4Q08	2008	1Q09	2Q09	3Q09	4Q09	2009
Insurance policy income	$243.7	$239.1	$237.7	$238.4	$958.9	$244.2	$241.0	$230.5	$222.6	$938.3
Net investment income (loss):										
General account invested assets	149.4	147.3	146.4	149.6	592.7	143.4	138.5	134.5	131.9	548.3
Equity-indexed products	(10.5)	(10.0)	(6.8)	(1.1)	(28.4)	(7.0)	(0.4)	11.0	3.4	7.0
Trading account income related to policyholder and reinsurer accounts	(4.2)	(0.1)	(8.3)	(5.9)	(18.5)	(2.3)	5.7	8.2	0.4	12.0
Change in value of embedded derivatives related to modified coinsurance agreements	1.4	1.5	2.7	1.1	6.7	0.2	(2.7)	(3.5)	(0.5)	(6.5)
Net realized investment gains (losses)	(9.1)	(15.2)	(38.8)	(30.2)	(93.3)	2.7	(4.7)	0.5	(24.7)	(26.2)
Fee revenue and other income	0.8	0.5	0.1	0.3	1.7	0.7	0.4	0.5	(0.1)	1.5
Total revenues	371.5	363.1	333.0	352.2	1,419.8	381.9	377.8	381.7	333.0	1,474.4
Insurance policy benefits	209.1	208.6	203.6	199.6	820.9	214.1	215.1	206.2	206.8	842.2
Amounts added to policyholder account balances:										
Annuity products and interest-sensitive life products other than equity-indexed products	40.5	37.9	38.4	36.8	153.6	36.0	35.8	35.4	33.0	140.2
Equity-indexed products	3.1	(0.8)	4.3	1.6	8.2	(0.2)	6.9	18.1	11.5	36.3
Amortization related to operations	30.2	31.2	24.9	36.3	122.6	36.8	33.8	31.8	33.1	135.5
Amortization related to net realized investment losses	(0.3)	(1.8)	(2.0)	(1.6)	(5.7)	(0.5)	(1.5)	(0.1)	(2.1)	(4.2)
Interest expense on investment borrowings	5.8	5.5	5.6	5.5	22.4	5.2	5.2	5.1	5.0	20.5
Other operating costs and expenses	68.6	63.6	60.8	71.1	264.1	56.1	64.5	63.0	75.0	258.6
Total benefits and expenses	357.0	344.2	335.6	349.3	1,386.1	347.5	359.8	359.5	362.3	1,429.1
Income (loss) before income taxes	$14.5	$18.9	($2.6)	$2.9	$33.7	$34.4	$18.0	$22.2	($29.3)	$45.3

Supplemental health product underwriting margins (in millions)	1Q08	2Q08	3Q08	4Q08	2008	1Q09	2Q09	3Q09	4Q09	2009
Medicare supplement:										
Earned premium	$53.7	$51.2	$50.3	$49.2	$204.4	$47.3	$45.9	$44.8	$43.6	$181.6
Benefit ratio	65.8%	71.9%	73.0%	62.8%	68.4%	67.3%	71.2%	68.2%	66.3%	68.3%
Underwriting margin (earned premium less policy benefits)	$18.4	$14.3	$13.6	$18.3	$64.6	$15.4	$13.2	$14.3	$14.7	$57.6
Specified disease:										
Earned premium	$92.0	$92.0	$92.4	$94.0	$370.4	$93.8	$94.7	$95.2	$97.9	$381.6
Benefit ratio before interest income on reserves	81.7%	80.4%	82.6%	63.8%	77.1%	76.0%	83.3%	76.6%	82.0%	79.5%
Interest-adjusted benefit ratio	48.1%	46.7%	48.5%	30.1%	43.3%	42.2%	49.7%	42.9%	49.1%	46.0%
Underwriting margin (earned premium plus interest income on reserves less policy benefits)	$47.7	$49.1	$47.6	$65.8	$210.2	$54.2	$47.7	$54.3	$49.7	$205.9
Long-term care:										
Earned premium	$8.8	$8.7	$8.6	$8.5	$34.6	$8.3	$8.1	$7.9	$7.8	$32.1
Benefit ratio before interest income on reserves	136.4%	133.8%	193.5%	216.9%	169.6%	210.1%	182.2%	154.2%	199.4%	186.7%
Interest-adjusted benefit ratio	66.4%	57.0%	115.2%	137.4%	93.5%	132.0%	103.1%	73.8%	122.1%	107.9%
Underwriting margin (earned premium plus interest income on reserves less policy benefits)	$3.0	$3.7	$(1.3)	$(3.2)	$2.2	$(2.7)	$(0.2)	$2.0	$(1.7)	$(2.6)

Conseco, Inc.
Conseco Insurance Group

Average liabilities for insurance products (in millions) (continued)	1Q08	2Q08	3Q08	4Q08	2008	1Q09	2Q09	3Q09	4Q09	2009
Annuities:										
Mortality based	$223.5	$221.1	$219.8	$218.3	$220.7	$217.2	$215.8	$214.5	$213.2	$215.2
Equity-indexed	889.9	895.9	893.9	884.4	891.0	836.5	773.6	751.9	752.2	778.5
Deposit based	788.4	767.5	741.3	713.0	752.6	688.8	669.6	652.1	635.7	661.5
Separate accounts	26.2	24.8	23.3	20.1	23.6	17.6	17.7	19.0	18.4	18.2
Health	2,978.0	2,989.6	3,000.4	3,004.5	2,993.1	2,991.9	3,003.5	3,011.6	3,009.3	3,004.1
Life:										
Interest sensitive	2,963.0	2,954.3	2,937.5	2,927.2	2,945.5	2,906.2	2,860.8	2,727.6	2,614.0	2,777.2
Non-interest sensitive	1,420.7	1,402.7	1,381.8	1,369.8	1,393.8	1,360.2	1,344.9	1,196.9	1,055.5	1,239.4
Total average liabilities for insurance products, net of reinsurance ceded	$9,289.7	$9,255.9	$9,198.0	$9,137.3	$9,220.3	$9,018.4	$8,885.9	$8,573.6	$8,298.3	$8,694.1

Analysis of income (loss) before taxes (in millions)	1Q08	2Q08	3Q08	4Q08	2008	1Q09	2Q09	3Q09	4Q09	2009
Value of policies in force at the effective date										
Balance, beginning of period	$672.6	$652.3	$635.4	$625.4	$672.6	$610.8	$596.3	$580.2	$537.7	$610.8
Amortization related to operations	(22.7)	(19.6)	(15.1)	(16.8)	(74.2)	(15.4)	(10.8)	(18.3)	(23.2)	(67.7)
Amortization related to net realized investment (gains) losses	(0.1)	0.1	0.1	0.2	0.3	(0.8)	0.4	0.1	0.0	(0.3)
Adjustment related to unrealized (gain) or loss on actively managed fixed maturities	2.5	2.6	5.0	3.2	13.3	1.7	(5.7)	(9.0)	(0.5)	(13.5)
Effect of reinsurance transaction	0.0	0.0	0.0	0.0	0.0	0.0	0.0	(15.3)	0.0	(15.3)
Other	0.0	0.0	0.0	(1.2)	(1.2)	0.0	0.0	0.0	0.0	0.0
Balance, end of period	$652.3	$635.4	$625.4	$610.8	$610.8	$596.3	$580.2	$537.7	$514.0	$514.0

Cost of policies produced	1Q08	2Q08	3Q08	4Q08	2008	1Q09	2Q09	3Q09	4Q09	2009
Balance, beginning of period	$351.0	$375.7	$395.1	$424.9	$351.0	$421.6	$430.8	$427.3	$399.7	$421.6
Deferred acquisition expenses	21.9	21.1	20.4	27.2	90.6	15.3	15.9	19.7	18.1	69.0
Amortization related to operations	(7.5)	(11.6)	(9.8)	(19.5)	(48.4)	(21.4)	(23.0)	(13.5)	(9.9)	(67.8)
Amortization related to net realized investment (gains) losses	0.4	1.7	1.9	1.4	5.4	1.3	1.1	0.0	2.1	4.5
Effect of reinsurance transaction	0.0	0.0	0.0	0.0	0.0	0.0	0.0	(1.5)	0.0	(1.5)
Adjustment related to unrealized (gain) or loss on actively managed fixed maturities	9.9	8.2	17.3	(12.4)	23.0	14.0	2.5	(32.3)	2.0	(13.8)
Balance, end of period	$375.7	$395.1	$424.9	$421.6	$421.6	$430.8	$427.3	$399.7	$412.0	$412.0

Conseco, Inc.
Bankers Life
Premiums collected on insurance products (in millions)

	1Q08	2Q08	3Q08	4Q08	2008	1Q09	2Q09	3Q09	4Q09	2009
Annuities										
Equity-indexed (first-year)	$132.3	$132.8	$150.1	$107.6	$522.8	$73.1	$90.8	$88.4	$97.8	$350.1
Other fixed (first-year)	95.3	127.3	172.3	302.9	697.8	228.0	183.9	195.6	99.5	707.0
Other fixed (renewal)	1.1	1.0	0.7	0.7	3.5	1.0	0.7	0.7	0.9	3.3
Subtotal - other fixed annuities	96.4	128.3	173.0	303.6	701.3	229.0	184.6	196.3	100.4	710.3
Total annuities	228.7	261.1	323.1	411.2	1,224.1	302.1	275.4	284.7	198.2	1,060.4
Supplemental health										
Medicare supplement (first-year)	19.1	19.4	19.8	23.0	81.3	19.7	21.1	22.7	28.2	91.7
Medicare supplement (renewal)	140.8	131.2	134.0	149.3	555.3	136.1	134.1	146.2	145.6	562.0
Subtotal - Medicare supplement	159.9	150.6	153.8	172.3	636.6	155.8	155.2	168.9	173.8	653.7
Long-term care (first-year)	11.0	10.6	10.8	10.3	42.7	4.2	4.7	2.9	5.9	17.7
Long-term care (renewal)	145.6	144.6	144.0	148.8	583.0	141.7	147.2	151.4	143.6	583.9
Subtotal - long-term care	156.6	155.2	154.8	159.1	625.7	145.9	151.9	154.3	149.5	601.6
PDP and PFFS (first-year)	70.4	116.1	86.2	80.6	353.3	16.2	22.2	31.2	26.4	96.0
PDP and PFFS (renewal)	46.0	46.3	81.2	87.2	260.7	103.0	89.7	83.2	72.5	348.4
Subtotal - PDP and PFFS	116.4	162.4	167.4	167.8	614.0	119.2	111.9	114.4	98.9	444.4
Other health (first-year)	0.4	0.5	0.6	0.6	2.1	0.6	0.7	0.7	0.7	2.7
Other health (renewal)	2.2	2.1	2.1	2.2	8.6	2.3	2.3	2.4	2.3	9.3
Subtotal - other health	2.6	2.6	2.7	2.8	10.7	2.9	3.0	3.1	3.0	12.0
Total supplemental health	435.5	470.8	478.7	502.0	1,887.0	423.8	422.0	440.7	425.2	1,711.7
Life insurance										
First-year	18.5	22.5	19.5	20.2	80.7	16.8	19.4	23.4	23.0	82.6
Renewal	29.5	31.3	32.4	35.5	128.7	32.1	35.9	39.8	38.4	146.2
Total life insurance	48.0	53.8	51.9	55.7	209.4	48.9	55.3	63.2	61.4	228.8
Collections on insurance products										
Total first-year premium collections on insurance products	347.0	429.2	459.3	545.2	1,780.7	358.6	342.8	364.9	281.5	1,347.8
Total renewal premium collections on insurance products	365.2	356.5	394.4	423.7	1,539.8	416.2	409.9	423.7	403.3	1,653.1
Total collections on insurance products	$712.2	$785.7	$853.7	$968.9	$3,320.5	$774.8	$752.7	$788.6	$684.8	$3,000.9

Conseco, Inc.
Colonial Penn

Premiums collected on insurance products (in millions)	1Q08	2Q08	3Q08	4Q08	2008	1Q09	2Q09	3Q09	4Q09	2009
Life insurance										
First-year	$8.4	$8.9	$8.8	$8.9	$35.0	$9.2	$8.4	$7.9	$7.5	$33.0
Renewal	34.5	34.9	34.8	34.9	139.1	37.8	37.4	37.7	41.4	154.3
Total life insurance	42.9	43.8	43.6	43.8	174.1	47.0	45.8	45.6	48.9	187.3
Supplemental health (all of which are renewal premiums)										
Medicare supplement	2.1	2.1	2.0	1.9	8.1	1.7	1.9	1.8	1.6	7.0
Other health	0.2	0.2	0.2	0.2	0.8	0.2	0.2	0.0	0.1	0.5
Total supplemental health	2.3	2.3	2.2	2.1	8.9	1.9	2.1	1.8	1.7	7.5
Collections on insurance products										
Total first-year premium collections on insurance products	8.4	8.9	8.8	8.9	35.0	9.2	8.4	7.9	7.5	33.0
Total renewal premium collections on insurance products	36.8	37.2	37.0	37.0	148.0	39.7	39.5	39.5	43.1	161.8
Total collections on insurance products	$45.2	$46.1	$45.8	$45.9	$183.0	$48.9	$47.9	$47.4	$50.6	$194.8

Conseco, Inc.
Conseco Insurance Group

Premiums collected on insurance products (in millions)	1Q08	2Q08	3Q08	4Q08	2008	1Q09	2Q09	3Q09	4Q09	2009
Annuities										
Equity-indexed (first-year)	$38.2	$33.4	$23.7	$20.8	$116.1	$17.7	$20.5	$22.9	$9.9	$71.0
Equity-indexed (renewal)	1.8	2.1	1.8	1.9	7.6	1.4	1.4	1.5	1.3	5.6
Subtotal - equity-indexed annuities	40.0	35.5	25.5	22.7	123.7	19.1	21.9	24.4	11.2	76.6
Other fixed (first-year)	1.0	1.0	1.4	0.4	3.8	0.1	0.1	0.5	0.1	0.8
Other fixed (renewal)	0.6	0.6	0.5	0.6	2.3	0.3	0.3	0.3	0.1	1.0
Subtotal - other fixed annuities	1.6	1.6	1.9	1.0	6.1	0.4	0.4	0.8	0.2	1.8
Total annuities	41.6	37.1	27.4	23.7	129.8	19.5	22.3	25.2	11.4	78.4
Supplemental health										
Medicare supplement (first-year)	2.8	2.3	2.1	2.4	9.6	1.5	1.9	2.2	1.6	7.2
Medicare supplement (renewal)	50.3	47.3	46.4	50.2	194.2	41.3	42.5	44.7	42.1	170.6
Subtotal - Medicare supplement	53.1	49.6	48.5	52.6	203.8	42.8	44.4	46.9	43.7	177.8
Specified disease (first-year)	9.4	9.8	9.7	10.5	39.4	10.2	11.1	11.8	12.3	45.4
Specified disease (renewal)	84.8	82.7	82.6	85.1	335.2	82.8	84.0	84.4	86.7	337.9
Subtotal - specified disease	94.2	92.5	92.3	95.6	374.6	93.0	95.1	96.2	99.0	383.3
Long-term care (all of which are renewal)	8.8	8.8	8.1	8.0	33.7	8.4	8.0	7.6	7.4	31.4
Other health (first-year)	0.0	0.0	0.1	0.0	0.1	0.0	0.0	0.0	0.0	0.0
Other health (renewal)	2.4	2.3	2.5	2.4	9.6	2.0	1.8	2.2	1.9	7.9
Subtotal - other health	2.4	2.3	2.6	2.4	9.7	2.0	1.8	2.2	1.9	7.9
Total supplemental health	158.5	153.2	151.5	158.6	621.8	146.2	149.3	152.9	152.0	600.4
Life insurance										
First-year	0.7	1.2	2.0	0.4	4.3	0.5	0.5	0.8	1.2	3.0
Renewal	71.2	65.7	65.8	62.8	265.5	63.9	61.9	59.5	52.0	237.3
Total life insurance	71.9	66.9	67.8	63.2	269.8	64.4	62.4	60.3	53.2	240.3
Collections on insurance products										
Total first-year premium collections on insurance products	52.1	47.7	39.0	34.5	173.3	30.0	34.1	38.2	25.1	127.4
Total renewal premium collections on insurance products	219.9	209.5	207.7	211.0	848.1	200.1	199.9	200.2	191.5	791.7
Total collections on insurance products	$272.0	$257.2	$246.7	$245.5	$1,021.4	$230.1	$234.0	$238.4	$216.6	$919.1

Conseco, Inc.
Statutory information - consolidated basis (4) (in millions)

	1Q08	2Q08	3Q08	4Q08	2008	1Q09	2Q09	3Q09	4Q09 (*)	2009 (*)
Net gain (loss) from operations before interest expense and federal income taxes	$12.8	$20.8	$69.8	$60.0	$163.4	$53.1	$84.0	$133.5	$58.2	$328.8
Interest expense on surplus debentures held by parent company	16.3	12.4	12.8	14.9	56.4	10.1	9.7	27.2	12.3	59.3
Net gain (loss) from operations before federal income taxes	(3.5)	8.4	57.0	45.1	107.0	43.0	74.3	106.3	45.9	269.5
Federal income tax expense (benefit)	(1.3)	1.4	(0.2)	(13.1)	(13.2)	(0.7)	0.1	(5.3)	11.4	5.5
Net gain (loss) from operations before net realized capital gains (losses)	(2.2)	7.0	57.2	58.2	120.2	43.7	74.2	111.6	34.5	264.0
Net realized capital losses	(7.2)	(21.1)	(87.5)	(101.3)	(217.1)	(69.0)	(80.2)	(58.8)	21.5	(186.5)
Net income (loss)	($9.4)	($14.1)	($30.3)	($43.1)	($96.9)	($25.3)	($6.0)	$52.8	$56.0	$77.5
Capital and surplus	$1,326.6	$1,310.2	$1,330.8	$1,311.5	$1,311.5	$1,268.1	$1,254.0	$1,285.1	$1,386.2	$1,410.7
Asset valuation reserve (AVR)	162.2	155.7	99.3	55.0	55.0	32.9	24.9	23.1	28.2	28.2
Capital, surplus and AVR	1,488.8	1,465.9	1,430.1	1,366.5	1,366.5	1,301.0	1,278.9	1,308.2	1,414.4	1,438.9
Interest maintenance reserve (IMR)	208.5	194.9	179.1	147.7	147.7	215.8	274.0	297.9	290.6	290.6
Total statutory capital, surplus, AVR & IMR	$1,697.3	$1,660.8	$1,609.2	$1,514.2	$1,514.2	$1,516.8	$1,552.9	$1,606.1	$1,705.0	$1,729.5

* Such amounts are preliminary as the statutory basis financial statements of our insurance subsidiaries for 4Q09 will be filed with the respective insurance regulators on or about March 1, 2010.

Notes

(1) Excludes accumulated other comprehensive loss.

(2) Shareholders' equity divided by common shares outstanding.

(3) Assumes conversion of all convertible securities.

(4) Based on statutory accounting practices prescribed or permitted by regulatory authorities for Conseco's insurance subsidiaries after appropriate elimination of intercompany accounts among such subsidiaries. Such accounting practices differ from GAAP.